Exhibit 99.1
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                 Certification Pursuant to 18 USC, Section 1350,
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report of Strategika, Inc. ("Company") on Form 10-KSB ("Report") for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission, I, Rene Larrave, Chief Executive Officer and Principal Financial and Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.










 /s/ Rene Larrave
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Rene Larrave,
Chief Executive Officer and Principal Financial and
Accounting Officer

Dated: March 28, 2003